                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                               EDO CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                                                          [LOGO]

Neil A. Armstrong
Chairman of the Board

                                                                  March 21, 2002

Dear Fellow Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of your Company, which will be held in The JPMorganChase Conference Center, 11th floor, 270 Park Avenue, New York, New York at 11:00 A.M., on May 7, 2002.

     This year, in addition to the election of three directors, you are being asked to approve the adoption of the EDO Corporation 2002 Long-Term Incentive Plan for eligible employees, the adoption of the EDO Corporation 2002 Non-Employee Director Stock Option Plan for our non-employee directors, an increase in the authorized common shares of the Company and the ratification of the selection of auditors. Your Board of Directors believes that the approval of these proposals is in the best interests of the Company and all its shareholders, and unanimously recommends that you vote "FOR" each proposal to be considered at this year's Annual Meeting. A description of these proposals is set forth in the enclosed Proxy Statement, which you are encouraged to read carefully.

     In addition to the above items, your management will report on the activities of the Company during the past year and provide a discussion period to give you an opportunity to ask questions concerning the Company's business and its operations.

     If there is any particular subject on which you would like to have the management comment at the Annual Meeting, please send us a letter to that effect. Please address your letter to William J. Frost, Secretary, EDO Corporation, 60 East 42nd Street, Suite 5010, New York, NY 10165, and mail it on or before April 26, 2002.

     Whether you do or do not plan to attend the meeting, it is important that your shares be represented. Regardless of the number of shares you own, you are encouraged to promptly sign and mail the proxy below. This will aid the Company in avoiding the expense of additional proxy solicitation, and will not affect your right to vote in person in the event you attend the meeting. Thank you for your cooperation.

                                          Sincerely,

                                          [/S/ Armstrong]
                                          NEIL A. ARMSTRONG

                            EVERY VOTE IS IMPORTANT

PLEASE SIGN, DATE AND MAIL YOUR PROXY IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE. YOUR PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

             Tel: 212-716-2000 - Fax 212-716-2050 - www.edocorp.com

                                EDO CORPORATION
                        60 EAST 42ND STREET, SUITE 5010
                               NEW YORK, NY 10165
                                  212-716-2000

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                                                  March 21, 2002

To the Shareholders of EDO Corporation:

     The Annual Meeting of Shareholders of EDO Corporation (the "Company") will be held in The JPMorganChase Conference Center, 11th floor, 270 Park Avenue, New York, New York, on Tuesday, May 7, 2002, at 11:00 A.M., New York time, for the following purposes:

     PROPOSAL 1  to elect three directors of the Company for terms expiring at the 2005 Annual Meeting;

     PROPOSAL 2  to approve the adoption of the EDO Corporation 2002 Long-Term
                 Incentive Plan;

     PROPOSAL 3  to approve the adoption of the EDO Corporation 2002
                 Non-Employee Director Stock Option Plan for non-employee directors;

     PROPOSAL 4  to approve an amendment to the certificate of incorporation to increase the number of authorized common shares; and

     PROPOSAL 5  to ratify the appointment by the Board of Directors of Ernst &
                 Young LLP, certified public accountants, as independent auditors for 2002;

and to transact such other business as may properly come before the meeting or any adjournment or postponements thereof. Only shareholders of record at the close of business on March 8, 2002 will be entitled to notice of and to vote at the annual meeting.

                                          By order of the Board of Directors,

                                          WILLIAM J. FROST
                                          Secretary

             Tel: 212-716-2000 - Fax 212-716-2050 - www.edocorp.com

                                EDO CORPORATION

                                PROXY STATEMENT

DATE, TIME AND PLACE OF MEETING

     The annual shareholder meeting of EDO Corporation will be held on May 7, 2002, at 11:00 a.m. local time, in The JPMorganChase Conference Center, 11th floor, 270 Park Avenue, New York, New York, and at any adjournments or postponements thereof. This proxy statement is being mailed to shareholders on or about March 21, 2002.

                                    PURPOSE

     At the meeting, EDO shareholders will be asked to consider and vote on the following proposals:

     (1) the election of the three directors for a term expiring at the 2005 Annual Meeting;

     (2) the approval of the adoption of the EDO Corporation 2002 Long-Term Incentive Plan;

     (3) the approval of the adoption of the EDO Corporation 2002 Non-Employee Director Stock Option Plan;

     (4) the approval of an amendment to the certificate of incorporation to increase the number of authorized common shares;

     (5) the ratification of the appointment of Ernst & Young LLP as independent auditors for 2002; and

     (6) the transaction of any other business that may properly come before the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF (i) THE ELECTION AS DIRECTORS FOR A TERM EXPIRING IN 2005 OF THE THREE NOMINEES OF THE BOARD OF DIRECTORS, (ii) THE APPROVAL OF THE EDO CORPORATION 2002 LONG-TERM INCENTIVE PLAN, (iii) THE APPROVAL OF THE EDO CORPORATION 2002 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN, (iv) THE APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES, AND (v) THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR 2002.

                                  RECORD DATE

     The board of directors has fixed the close of business on March 8, 2002 as the record date for determination of the shareholders entitled to notice of and to vote at the annual meeting. On the record date, there were 19,627,675 outstanding common shares.

                            SOLICITATION OF PROXIES

     The solicitation of the enclosed proxies from shareholders is made on behalf of the board of directors. We have enclosed a blue proxy card for holders of common shares or a black-striped voting instruction card for participants in the EDO Employee Stock Ownership Plan with this document. We request that you complete and return this blue proxy card or black-striped voting instruction card as soon as possible. In order for your vote to be valid, you must complete the blue proxy card or black-striped voting instruction card in accordance with the instructions on it.

     We will bear the expenses of printing and mailing the proxy soliciting material. We have retained the services of D.F. King to assist with the soliciting of proxies for a fee estimated at $7,500 plus out-of-pocket expenses. We will solicit proxies primarily through the mail but we may also make solicitations, if necessary, by advertising, electronic telecommunications and in person communications. Officers, directors and employ-ees of the Company, without receiving any additional compensation, may solicit proxies by telephone, in person or by other means. We will reimburse banks, brokers, nominees, custodians and fiduciaries for their expenses in forwarding copies of the proxy soliciting material to the beneficial owners of the shares held by such persons and in requesting authority for the execution of proxies.

                      REQUIRED VOTE; VOTING RIGHTS; QUORUM

     The presence, in person or by proxy, of at least 9,813,839 common shares, representing a majority of the outstanding common shares on the record date, is required for the transaction of business. If a quorum is present, the three directors receiving the most votes will be elected as directors. The affirmative vote of at least a majority of the votes cast by holders of common shares is required to approve the 2002 Long-Term Incentive Plan; the 2002 Non-Employee Director Stock Option Plan and the ratification of the appointment of Ernst & Young LLP as independent auditors of EDO for 2002. The affirmative vote of the holders of a majority of the outstanding common shares is required for the amendment to the certificate of incorporation to increase the authorized number of common shares.

     Each common share entitles its holder to one vote. As of the record date, the executive officers and directors of EDO had voting and voting instruction power with respect to an aggregate of 1,028,400 common shares or approximately 5.2% of EDO common shares then outstanding.

     Abstentions and broker non-votes will be counted to determine whether a quorum is present. A broker non-vote occurs when a broker votes on some matters but not on others, because he or she does not have the authority to do so. Abstentions and broker non-votes will not be counted toward a nominee's total and will not be treated as entitled to vote on other proposals before the annual meeting. Except with regard to the election of directors, an abstention from voting on a proposal will have the same legal effect as a vote cast against the proposal.

                      PROXIES AND VOTING INSTRUCTION CARDS

     If you are a holder of common shares, please use the blue proxy card to ensure that your common shares are represented at the meeting. If you are a participant in the employee stock ownership plan, please use the black-striped voting instruction card we have included with this proxy statement to ensure that, subject to its fiduciary duties, the trustee of the employee stock ownership plan votes the common shares allocated to your account in accordance with your voting instructions.

     If you are a holder of common shares, you may vote your common shares by completing, signing, dating and mailing the enclosed blue proxy card. Your common shares will be voted at the meeting in accordance with your instructions as provided in the properly executed blue proxy card. If you execute the blue proxy card but do not give instructions on how to vote, your common shares will be voted in favor of all of the proposals described in this proxy statement.

     You may revoke your proxy at any time prior to exercise by:

     - giving written notice of revocation to the secretary of EDO;

     - completing, signing and returning a later dated proxy; or

     - voting in person at the meeting.

However, mere attendance at the meeting will not, in and of itself, have the effect of revoking your proxy.

     We do not know of any matters other than the matters set forth in this proxy statement that are to come before the meeting. If we properly present any other matter or matters for action at the meeting, the persons named in the enclosed form of proxy will have the discretion to vote on such matters in accordance with their best judgment, unless such authorization is withheld.

     In order for shares held in the employee stock ownership plan to be voted in accordance with instructions of the participant on the proposals submitted at the meeting, a participant in the employee stock ownership plan must complete, sign, date and mail to the trustee of the employee stock ownership plan the black-striped voting instruction card that accompanies this proxy statement. Subject to its fiduciary duties, the trustee of the employee stock ownership plan will vote the common shares held by it for the account of the participant in accordance with the participant's voting instructions as provided in the properly executed voting instruction card.

     Participants in the employee stock ownership plan may not revoke or change their voting instructions once they have returned their black-striped voting instruction cards.

     If a participant in the employee stock ownership plan fails to give instructions to the trustee, the trustee will vote the common shares allocated to the participant's account in the same relative proportion as the trustee votes common shares for which it has received instructions. Unallocated common shares held in the employee stock ownership plan are voted in the same relative proportion as the trustee votes common shares for which it has received instructions.

     The principal executive offices are located at 60 East 42nd Street, Suite 5010, New York, NY 10165.

          BENEFICIAL OWNERSHIP OF SECURITIES AND SECURITY HOLDINGS OF
                        DIRECTORS AND EXECUTIVE OFFICERS

     The table below shows the number of EDO common shares beneficially owned, as of March 8, 2002, by:

     - Each director;

     - Each executive officer named in the summary compensation table;

     - Each person known to EDO based on information provided by such person who owns 5% or more of the common shares; and

     - All directors and executive officers as a group.

                                                              NUMBER OF   PERCENT OF
NAME                                                           SHARES       CLASS
----                                                          ---------   ----------
EDO Employee Stock Ownership Plan...........................  4,470,438      22.8%
  60 East 42nd Street, Suite 5010, New York, NY 10165

Robert E. Allen.............................................    36,889          *
Robert Alvine...............................................    40,241          *
Neil A. Armstrong...........................................    49,760          *
Mellon C. Baird**...........................................    18,941          *
George M. Ball..............................................    27,941          *
Patricia D. Comiskey........................................    49,591          *
William J. Frost............................................    22,842          *
Robert M. Hanisee...........................................    50,581          *
Michael J. Hegarty..........................................    80,881          *
Harvey N. Kreisberg.........................................    19,060          *
Ronald L. Leach.............................................    20,564          *
Darrell L. Reed.............................................   215,660        1.1%
James M. Smith..............................................   502,058        2.6%
George A. Strutz, Jr. ......................................    34,533          *
All Directors and Executive Officers as a group.............  1,169,542       6.0%

 * Less than 1%

** Mr. Baird passed away on March 5, 2002.

     Except as set forth in the following paragraphs, each person has the sole voting and sole investment power and direct beneficial ownership of the shares. Each person is deemed to beneficially own shares of common stock issuable upon exercise of options which are exercisable on or within 60 days after the date as of which the information is provided.

     The common shares owned by the EDO Corporation Employee Stock Ownership Plan are held by the trust established to fund the employee stock ownership plan. The shares held by the plan are for the benefit of the participants under such plan. Under the terms of the plan, the common shares, which have been allocated to the account of a participant, are required to be voted in accordance with the direction of such participant. Common shares, which are not so allocated, are deemed to be allocated solely for the purpose of determining how such common shares are to be voted. In addition, common shares so allocated or deemed to be allocated, as to which no directions are given, are voted in the same proportion as those common shares as to which voting instructions have been received. EDO believes that the stock ownership plan is not the beneficial owner of such common shares as the trustee under the employee stock ownership plan trust has no voting or investment power with respect to such common shares.

     The shares owned by directors and officers include shares owned by the spouses and minor children, held with shared voting power, held in the employee stock ownership plan ("ESOP") at March 8, 2002, and shares the individuals have the right to acquire within 60 days following March 8, 2002 upon exercise of options, as follows:

                                              SHARES OWNED BY                   SHARES ISSUABLE
                                              FAMILY MEMBERS/     SHARES HELD    UPON EXERCISE
NAME                                        SHARED VOTING POWER     IN ESOP       OF OPTIONS
----                                        -------------------   -----------   ---------------
Robert E. Allen...........................              0                0           23,000
Robert Alvine.............................              0                0           23,000
Neil A. Armstrong.........................              0                0           20,294
Mellon C. Baird...........................              0                0           13,000
George M. Ball............................              0                0           23,000
Patricia D. Comiskey......................              0              352            1,660
William J. Frost..........................              0              127            6,500
Robert M. Hanisee.........................              0                0           29,000
Michael J. Hegarty........................              0                0           13,000
Harvey N. Kreisberg.......................              0            1,815            1,328
Ronald L. Leach...........................              0                0           13,646
Darrell L. Reed...........................         66,477              489            5,250
James M. Smith............................         74,665              511           17,902
George A. Strutz, Jr......................         21,533                0           13,000
All Directors and Executive Officers as a
  group...................................        162,675            3,294          203,580

     Mr. Reed and Mr. Smith disclaim beneficial ownership with respect to the shares held by family members.

PROPOSAL 1:  ELECTION OF DIRECTORS

     Three directors whose terms of office expire at the 2002 annual meeting have been nominated for reelection to the EDO board of directors to hold office until 2005. Information concerning the three nominees is set forth below. The three nominees with the greatest number of votes will be elected.

     Common shares represented by all proxies received will be voted for each of these nominees, except to the extent authority to do so is withheld as provided in the form of proxy enclosed. If any such nominee should be unable or unwilling to serve (an event not now anticipated), all proxies received will be voted for the individual, if any, as shall be designated by the Board to replace such nominee.

               NOMINEES FOR ELECTION AS DIRECTORS TO HOLD OFFICE
                         UNTIL THE 2005 ANNUAL MEETING

                                             DIRECTOR             PRINCIPAL OCCUPATION AND EXPERIENCE FOR THE
NAME                                   AGE    SINCE     PAST FIVE YEARS, AND CERTAIN OTHER PUBLIC COMPANY DIRECTORSHIPS
----                                   ---   --------   ---------------------------------------------------------------
Robert M. Hanisee....................  63      1992     Mr. Hanisee is a Managing Director of Trust Company of the
                                                        West, an investment management company. He is a director and member of the Audit Committee of Titan Corporation, a defense systems company, a director and member of the Audit and
                                                        Compensation Committees of Illgen Simulation Technology Inc., a
                                                        defense modeling and simulation company, and a director of
                                                        Orbital Sciences Corporation, a space systems company.
Ronald L. Leach......................  67      2000     Mr. Leach retired from Eaton Corporation, a diversified
                                                        manufacturer of industrial products, in 1997 where he was, prior to retirement, Vice President -- Accounting. He was a director of AIL Technologies, Inc. from 1997 to 2000, and a director of AIL Systems Inc., an aerospace and defense company, from 1991 to 2000.
George A. Strutz, Jr. ...............  69      1995     Mr. Strutz is President and CEO of Strutz and Company, Inc., a
                                                        consulting and management advisory company. Until 1997, he was
                                                        President and CEO of Clopay Corporation, a manufacturer and marketer of specialty plastic films and building products.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE THREE DIRECTORS FOR TERMS EXPIRING AT THE 2005 ANNUAL MEETING.

The names of the remaining six directors of EDO, whose terms of office will continue after the 2002 annual meeting, and certain information about them are set forth below.

                  DIRECTORS WHOSE TERMS OF OFFICE WILL EXPIRE
                           AT THE 2004 ANNUAL MEETING

                                             DIRECTOR             PRINCIPAL OCCUPATION AND EXPERIENCE FOR THE
NAME                                   AGE    SINCE     PAST FIVE YEARS, AND CERTAIN OTHER PUBLIC COMPANY DIRECTORSHIPS
----                                   ---   --------   ---------------------------------------------------------------
Neil A. Armstrong....................  71      2000     Mr. Armstrong is President of Lorian, Inc., a professional service company. He was a director and Chairman of the Board of
                                                        AIL Technologies, Inc. from 1997 to 2000, and a director and
                                                        Chairman of the Board of AIL Systems Inc. from 1989 to 2000.
                                                        Mr. Armstrong is a director of Marathon Oil Corporation, a producer, distributor and retailer of petroleum products, and
                                                        RTI International Metals, Inc., a producer and fabricator of specialty metals.
George M. Ball.......................  67      1995     Mr. Ball is Chairman of Philpott, Ball & Werner, an investment banking firm.
James M. Smith.......................  60      1999     Mr. Smith is President and CEO of EDO since 2000. Previously, he was President and CEO of AIL Technologies Inc.

                  DIRECTORS WHOSE TERMS OF OFFICE WILL EXPIRE
                           AT THE 2003 ANNUAL MEETING

                                             DIRECTOR             PRINCIPAL OCCUPATION AND EXPERIENCE FOR THE
NAME                                   AGE    SINCE     PAST FIVE YEARS, AND CERTAIN OTHER PUBLIC COMPANY DIRECTORSHIPS
----                                   ---   --------   ---------------------------------------------------------------
Robert E. Allen......................  57      1995     Mr. Allen is Managing Director of Redding Consultants, Inc., a
                                                        management consulting firm.
Robert Alvine........................  63      1995     Mr. Alvine is Chairman of the Board, President and CEO of I-Ten
                                                        Management Corp., an investment, mergers and acquisitions, and management company, and, since 2000, Senior Operating Partner of DeSai Capital Management Inc., a public and private equity investment company.
Michael J. Hegarty...................  62      1982     Mr. Hegarty is a director and the President and CEO of Flushing
                                                        Financial Corporation and Flushing Savings Bank, a federal chartered savings bank, and was, until 1998, its Executive Vice
                                                        President and Chief Operating Officer. Until 1995, he was Vice
                                                        President -- Finance, Treasurer and Secretary of EDO.

     Information regarding our executive officers is contained on page [X] in our Form 10-K for the year ended December 31, 2001.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

     During the fiscal year ended December 31, 2001, the board of directors met eight times; the board of directors' audit committee, which consisted of Messrs. Allen, Hanisee, Hegarty and Leach, met four times; the board of directors' compensation committee, which consisted of Messrs. Armstrong, Alvine, Baird and Strutz, met five times; and the board of directors' nominating committee, which consisted of Messrs. Smith, Ball and Hanisee, did not meet.

     Each member of the audit committee is independent, as such term is defined in the New York Stock Exchange listing standards. The audit committee reviews and approves audit plans of independent auditors. In reviewing the results of the auditors' activities, the audit committee also meets privately with the auditors. It reviews the annual consolidated financial statements of EDO, considers other matters in relation to the internal and external auditing of the Company's accounts, reviews services other than audit services performed by outside auditors, and recommends to the board of directors the selection of outside auditors. The board of directors has approved and adopted a written audit committee charter.

     The compensation committee reviews and approves compensation of corporate officers, administers stock option and long-term incentive plans, and recommends compensation of directors to the board of directors.

     The nominating committee is responsible for selecting candidates for vacant director positions. The nominating committee will consider nominees recommended by shareholders. Recommendations should be submitted to the secretary of EDO.

     During 2000, an ad hoc special committee of the board of directors was established to review the progress of integration of the EDO and AIL businesses. The committee consisted of Messrs. Baird, Hegarty, and Smith and met once in 2000, once in 2001 and dissolved following the 2001 annual meeting of shareholders.

     Directors who are employees of EDO receive no additional compensation for their services as directors or chairs. The compensation paid to non-employee directors or chairs is as follows: to each director, $18,000 annually (Mr. Armstrong receives $75,000 and 1,000 common shares as Chairman of the Board) and $1,000 for each meeting of the board of directors or its committees attended; and to a director serving as chair of the board or of a committee, $1,500 for each meeting attended.

     A minimum of one-half of a director's retainer is paid in EDO common shares valued at the end of each quarter. Directors may defer all of their remaining cash compensation either in the form of an interest-bearing cash account, or in the form of stock units that are valued at the close of the quarter, credited with dividends declared during the deferral period and paid out in common shares or cash at the end of the deferral period at the then fair market value of common shares. Subject to the approval of the 2002 Non-Employee Director Stock Option Plan by the shareholders at the 2002 annual meeting of shareholders, non-employee directors will receive an annual grant of an option to purchase 5,000 common shares which options are immediately exercisable upon receipt in every year that they serve as a director except the year in which they receive the special one-time grant described immediately below. Under the present plan, each director receives an annual option grant to purchase 2,000 common shares. The non-employee directors plan also provides that:

     - non-employee directors receive a special one-time grant of an option to purchase 10,000 common shares upon the date that the non-employee directors plan is approved by the shareholders, all of which are immediately exercisable, at an exercise price equal to the fair value of the common stock on that date.

     - each newly-elected director who is first elected after the date that the shareholders approve the non-employee directors plan receives the grant of an option to purchase 10,000 common shares upon his or her initial election as a director, all of which are immediately exercisable, at an exercise price equal to the fair value of the common stock on the date of his or her election.

Newly-elected directors are required to own, or acquire within 60 days of election, at least 1,000 common shares. Directors who are not employees of EDO may receive additional compensation for undertaking special assignments outside the normal scope of their duties as directors.

     EDO provides liability insurance for its directors and officers.

                             AUDIT COMMITTEE REPORT

     In accordance with the oversight responsibilities provided in the audit committee charter, the audit committee has reviewed and discussed EDO's audited consolidated financial statements as of and for the fiscal year ended December 31, 2001 with management and Ernst & Young LLP, the independent auditors.

     The audit committee obtained from the independent auditors a written statement consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," as amended, and discussed with the auditors any relationships that may impact their independence.

     The audit committee discussed with the independent auditors the matters required to be discussed by Statements on Auditing Standards No. 61, "Communication with Audit Committees," as amended.

     Based on the above-mentioned review and discussion with management and the independent auditors, the audit committee recommended to the board of directors that EDO's audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                                          Michael J. Hegarty, Chairman
                                          Robert E. Allen
                                          Robert M. Hanisee
                                          Ronald L. Leach

Dated: March 21, 2002

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon a review of Forms 3 and 5 furnished to us and written representations provided to us, there was no person who, at any time during the fiscal year, was a director, officer, beneficial owner of more than ten percent of any class of equity securities of EDO or any other person subject to Section 16 of the Securities Exchange Act who failed to file on a timely basis, reports required by Section 16(a) of the Securities Exchange Act during 2001.

                       COMPENSATION OF EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION

     The following table summarizes the total compensation of the chief executive officer of EDO and each of the four other most highly compensated executive officers whose total compensation exceeds $100,000 (the "named Executive Officers") for the fiscal years ending December 31, 2001.

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                                                         COMPENSATION
                                                                    -----------------------
NAME                                          ANNUAL COMPENSATION   RESTRICTED   SECURITIES   ALL OTHER
AND                                           -------------------     STOCK      UNDERLYING    COMPEN-
PRINCIPAL                                      SALARY     BONUS       AWARDS      OPTIONS      SATION
POSITION                               YEAR     ($)        ($)         ($)          (#)          ($)
---------                              ----   --------   --------   ----------   ----------   ---------
James M. Smith.......................  2001   460,747    384,500      48,000       15,000      433,714
  President and Chief Executive        2000   313,020    347,000     167,200       75,000        8,863
  Officer

Patricia D. Comiskey.................  2001   123,968     62,200       9,600        3,125        7,258
  Vice President, Human Relations      2000    77,471     54,500          --           --        6,150
  and Asst. Secretary

William J. Frost.....................  2001   140,852     39,100       9,600        3,125      105,621
  Vice President, Administration       2000   136,954     46,000          --           --        4,177
  and Secretary                        1999   129,757     28,000          --           --        3,888

Harvey Kreisberg.....................  2001   126,392     51,800       9,600        3,125        7,319
  Vice President, Corporate            2000    76,284     42,100          --           --        6,250
  Development

Darrell L. Reed......................  2001   247,400    206,700      24,000        7,500        8,714
  Vice President, Finance and          2000   167,756    144,100     100,320       20,000        8,863
  Treasurer

     The following table sets forth, as of December 31, 2001, the following information relating to the restricted stock grants held by each of the named Executive Officers.

     - The number of restricted shares granted in 2001;

     - The number of restricted shares owned at December 31, 2001;

     - The value of the restricted shares owned at December 31, 2001;

     - The number of restricted shares which were granted during 2001, 2000 and 1999 which vest within three years of the date of grant; and

     - The number of shares of restricted stock listed in column 5 which vest in each of 2002, 2003 and 2004.

             RESTRICTED STOCK AWARDS -- LAST FISCAL YEAR AND TOTAL

                                                                        RESTRICTED     RESTRICTED   RESTRICTED   RESTRICTED
                                                         VALUE OF     SHARES GRANTED     SHARES       SHARES       SHARES
                                         NUMBER OF      RESTRICTED     DURING 2001,    LISTED IN    LISTED IN    LISTED IN
                         NUMBER OF       RESTRICTED       SHARES      2000 AND 1999     COLUMN 5     COLUMN 5     COLUMN 5
                         RESTRICTED      SHARES AT       OWNED AT       WHICH VEST       WHICH        WHICH        WHICH
                       SHARES GRANTED   DECEMBER 31,   DECEMBER 31,    WITHIN THREE     VEST IN      VEST IN      VEST IN
        NAME              IN 2001           2001         2001(1)      YEARS OF GRANT      2002         2003         2004
        ----           --------------   ------------   ------------   --------------   ----------   ----------   ----------
James M. Smith.......      5,000           25,000        $661,250         10,000         5,000        5,000           --
Patricia D.
  Comiskey...........      1,000            1,000        $ 26,450             --            --           --           --
William J. Frost.....      1,000            7,000        $185,150             --            --           --           --
Harvey Kreisberg.....      1,000            1,000        $ 26,450             --            --           --           --
Darrell L. Reed......      2,500           17,500        $462,875             --            --           --           --

     The named Executive Officers have dividend rights with respect to all of the restricted shares owned by them.

     Amounts in the Summary Compensation Table reflect the value of EDO's contributions to the named Executive Officers' employee stock ownership plan accounts. Other compensation for 2001 includes the following: With respect to Mr. Smith, it includes $425,000 payable to him under his employment agreement which provides that he is entitled to a payment equal to one year's salary if he remains in the employ of EDO on April 28, 2001. With respect to Mr. Frost, it includes the appreciation realized by him on the exercise of a non-qualified stock option.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                      POTENTIAL REALIZABLE
                                                                                        VALUE AT ASSUMED
                                                                                        ANNUAL RATES OF
                                                                                          STOCK PRICE
                                                                                        APPRECIATION FOR
                                                  INDIVIDUAL GRANTS                       OPTION TERM
                                   ------------------------------------------------   --------------------
                                   NUMBER OF    % OF TOTAL
                                   SECURITIES    OPTIONS
                                   UNDERLYING   GRANTED TO   EXERCISE
                                    OPTIONS     EMPLOYEES     OR BASE
                                    GRANTED*    IN FISCAL      PRICE     EXPIRATION      5%         10%
NAME                                  (#)          YEAR      ($/SHARE)      DATE        ($)         ($)
----                               ----------   ----------   ---------   ----------   --------   ---------
James M. Smith...................    15,000        5.8%        9.600      3/01/11      90,555     229,530
Patricia D. Comiskey.............     3,125        1.2%        9.600      3/01/11      18,866      47,819
William J. Frost.................     3,125        1.2%        9.600      3/01/11      18,866      47,819
Harvey D. Kreisberg..............     3,125        1.2%        9.600      3/01/11      18,866      47,819
Darrell L. Reed..................     7,500        2.9%        9.600      3/01/11      45,765     114,765

     The following table provides the aggregate number and total value of exercised and unexercised options of the named Executive Officers for fiscal year 2001 under EDO's 1996 long-term incentive plan.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                           NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS
                                  SHARES       VALUE         OPTIONS AT FY-END             AT FY-END(1)
                               ACQUIRED ON    REALIZED              (#)                         ($)
NAME                           EXERCISE (#)     ($)      EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                           ------------   --------   -------------------------   -------------------------
James M. Smith...............        --            --       16,049/91,853              311,265/1,770,793
Patricia D. Comiskey.........        --            --        1,378/3,407                 27,447/58,119
William J. Frost.............     8,000       102,007        6,500/3,125                118,300/52,656
Harvey N. Kreisberg..........        --            --        1,102/3,351                 21,950/57,034
Darrell L. Reed..............        --            --       4,357/28,393                86,784/538,912

---------------

(1) Based on the $26.45 closing price of EDO common shares on the New York Stock Exchange on December 31, 2001.

PENSION AND RETIREMENT PLANS

                               PENSION PLAN TABLE

FINAL AVERAGE                         YEARS OF CREDITED SERVICE AT RETIREMENT
TOTAL ANNUAL    ------------------------------------------------------------------------------------
COMPENSATION       5         10         15         20         25         30         35         40
-------------   -------   --------   --------   --------   --------   --------   --------   --------
  $200,000      $20,000   $ 40,000   $ 60,000   $ 80,000   $100,000   $120,000   $140,000   $160,000
  $250,000      $25,000   $ 50,000   $ 75,000   $100,000   $125,000   $150,000   $175,000   $200,000
  $300,000      $30,000   $ 60,000   $ 90,000   $120,000   $150,000   $180,000   $210,000   $240,000
  $350,000      $35,000   $ 70,000   $105,000   $140,000   $175,000   $210,000   $245,000   $280,000
  $400,000      $40,000   $ 80,000   $120,000   $160,000   $200,000   $240,000   $280,000   $320,000
  $450,000      $45,000   $ 90,000   $135,000   $180,000   $225,000   $270,000   $315,000   $360,000
  $500,000      $50,000   $100,000   $150,000   $200,000   $250,000   $300,000   $350,000   $400,000
  $550,000      $55,000   $110,000   $165,000   $220,000   $275,000   $330,000   $385,000   $440,000
  $800,000      $80,000   $160,000   $240,000   $320,000   $400,000   $480,000   $560,000   $640,000

     The AIL Defined Benefit pension plan was merged with the EDO Corporation Defined Benefit Pension Plan, effective January 1, 2001, into a new plan.

     The pension table above shows the estimated annual benefits, based on a single life annuity, payable upon retirement under the prior and new qualified and non-qualified pension plans to individuals in specified compensation and years of service classifications. The figures set forth above use the 2001 social security offset in estimating benefits under the plan. The benefits shown include: (i) the benefits under the participants prior AIL or EDO plan which were frozen December 31, 2000; (ii) the benefits which accrue under the newly merged plan formula after January 1, 2001; (iii) the benefits that accrue under the cash balance portion of the new plan beginning January 1, 2001; and (iv) the benefits that accrue under the non-qualified Supplemental Executive Retirement Plan.

     Benefits payable under the non-contributory qualified employees pension plan are based on (i) the average of an employee's five highest consecutive years' compensation (annual salary, excluding bonus) out of the employee's final ten years of employment with EDO prior to retirement, and (ii) the numbers of years of credited service. As of January 1, 2002, Messrs. Smith, Reed, Frost, Kreisberg and Mrs. Comiskey had completed respectively 34, 12, 32, 20 and 22 years of credited service under the plan. Service with AIL prior to the merger of AIL into EDO is treated as service with EDO under the plan.

     Messrs. Smith, Reed, Frost, Kreisberg and Mrs. Comiskey are also covered by a supplemental retirement benefit plan, adopted July 1, 2001, which merged the two supplemental plans in existence at EDO and AIL previously. Under this plan, participants receive an amount which results in a total pension benefit payable equal to 2% of their final average compensation as defined previously, except that it includes bonus, times number of years of service. This benefit is offset by any amounts payable by the defined benefit pension plan. Portions of this benefit will be paid as part of the qualified plan.

COMPARISON OF FIVE-YEAR CUMULATIVE RETURN

     The following graph shows a five-year comparison of cumulative total returns on common shares, based on the market price of common shares, with the cumulative total return of companies in the Standard & Poors 500 Index and the Value Line Aerospace/Defense Group, as provided to EDO by Value Line.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                  EDO CORPORATION, STANDARD & POORS 500 INDEX
                     AND VALUE LINE AEROSPACE/DEFENSE GROUP
                     (PERFORMANCE RESULTS THROUGH 12/31/01)

                              [COMPARISION GRAPH]

--------------------------------------------------------------------------------
                        1996      1997      1998      1999      2000      2001
--------------------------------------------------------------------------------
 EDO CORP                100     124.36    120.66     86.26    107.26    392.88
 Standard & Poors
  500                    100     133.23    171.07    205.77    184.90    160.79
 Aerospace/Defense       100     120.96    113.88    148.21    153.60    171.64

Assumes $100 invested at the close of trading on December 31, 1996 in EDO Corporation common shares, Standard & Poors 500 Index and Aerospace/Defense Group. The cumulative total return assumes reinvestment of dividends.

EMPLOYMENT AGREEMENTS

     EDO is a party to an employment agreement with Mr. Smith, pursuant to which Mr. Smith serves as EDO's President and Chief Executive Officer for a term of three years, which commenced April 28, 2000. The agreement provides for the base salary and grant of restricted stock reflected in the Summary Compensation Table above. It provides that, if Mr. Smith continues as president and chief executive officer, he receives a one-time bonus equal to one year's salary. Mr. Smith received the payment in 2001.

     In accordance with the terms of Mr. Smith's agreement, if Mr. Smith's employment is terminated in certain circumstances during the three year term, EDO will pay to and/or provide for Mr. Smith the following severance payments and benefits, in lieu of any other payments or benefits due to him:

          (1) a lump sum cash payment equal to

             (a) three times the sum of (i) Mr. Smith's annual base salary and
        (ii) the average of the annual bonuses paid to Mr. Smith for the three years preceding the termination of his employment (or, if higher, the amount of the annual bonus actually paid to Mr. Smith in the previous year), minus

             (b) an amount equal to his annual base salary times a fraction, the numerator of which is the number of whole calendar months between the termination of his employment and the end of the term, and the denominator of which is twenty-four;

          (2) continuation of employee welfare benefits for three years following termination of employment; and

          (3) continuation of participation service accrual under each employee retirement plan in which Mr. Smith was then participating for five years following termination of employment (or, in certain circumstances, a lump sum cash payment equal to the value of such additional service credit).

     In addition, Mr. Smith will be deemed to be vested in his EDO options and his restricted stock awards. Mr. Smith's agreement also requires EDO to make a gross-up payment if any of the amounts that he receives are subject to the golden parachute excise tax.

     Additionally, Mr. Smith has agreed to a restrictive covenant that becomes effective after the termination of his employment. The restrictive covenant provides that, for a period of two years following the termination of his employment, Mr. Smith will not provide services to a competing business (without EDO's consent) or attempt to solicit or otherwise interfere with the relationship between EDO and its customers or employees.

EXECUTIVE TERMINATION AGREEMENTS

     EDO is a party to executive termination agreements with Messrs. Reed, Frost and Kreisberg and Mrs. Comiskey, which provide for severance benefits in the event employment terminates within three years for Mr. Reed and eighteen months for Messrs. Frost and Kreisberg and Mrs. Comiskey, following a change in control (as defined in the agreements) unless termination is on account of death, normal retirement or termination for cause. These agreements provide basic severance benefits which include an amount equal to three times, for Mr. Reed, and one and one-half times, for Messrs. Frost and Kreisberg and Mrs. Comiskey, the sum of:
(i) the executive officer's annual base salary; plus (ii) either (a) 20% of the executive officer's base salary, or (b) the highest percentage of base salary paid as a bonus to the executive officer over the prior three years, whichever is greater. The agreements also provide for the payment of legal fees incurred by the executive officers to enforce their rights under the agreements and for additional compensation to take into account the effect of any excise tax on executive officers' net benefits under the agreements and EDO's other benefit plans.

1996 LONG-TERM INCENTIVE PLAN

     EDO maintains the EDO 1996 long-term incentive plan for executive officers and other key employees of EDO and its subsidiaries. Pursuant to the 1996 long-term incentive plan, EDO can grant the following types of awards: (1) non-statutory and incentive stock options; (2) stock appreciation rights; (3) restricted shares; (4) performance shares and performance units; and/or (5) stock in lieu of other cash compensation. Each of these awards may be granted alone, in conjunction with or in tandem with other awards under the 1996 long-term incentive plan and/or cash awards outside the 1996 long-term incentive plan.

     The 1996 long-term incentive plan provides that, except as provided below, in the event of a change in control: (i) all stock appreciation rights will become immediately exercisable; (ii) the restrictions and deferral limitations applicable to outstanding performance share, restricted share, and performance unit awards will lapse and the shares in question will fully vest; and (iii) each option shall be canceled in exchange for cash in an amount equal to the excess of the highest price paid (or offered) for EDO common shares during the preceding 60 day period over the exercise price for such option. Notwithstanding the foregoing, if the compensation committee determines that the grantee of such award will receive a new award (or have the grantee's prior award honored) in a manner which preserves its value and eliminates the risk that the value of the award will be forfeited due to involuntary termination, no acceleration of exercisability or vesting, lapse of restriction or deferral limitations, or cash settlement will occur as a result of a change in control.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The compensation committee of the board of directors is composed entirely of outside directors. One of the committee's functions is to determine the compensation of executive officers. The compensation committee's overall objectives in establishing the compensation of executive officers are to: enhance shareholder value; attract and retain talented, experienced, qualified individuals, critical to the short and long-term success of EDO, by providing compensation competitive to that offered by comparable competitors; align the interests of executive officers with the long-term interests of shareholders by providing award opportunities that can result in ownership of common shares; and increase the portion of executive compensation based on company performance.

     The compensation committee achieves these objectives by providing executive officers with total compensation packages comprised of three elements: short-term compensation; intermediate-term compensation; and long-term stock option compensation.

  SHORT-TERM COMPENSATION

     Base salary is primarily set in accordance with competitive comparable base salaries paid by a set of peer group companies and national studies as verified by an outside agency. Determination of base salary is also subjectively based on the company's performance when compared to others in the industry, its current and projected size, its pursuit of new product initiatives, and performance as compared to industry peers.

     Annual incentive compensation awards for executive officers are primarily a function of the company's operational results for the year in accordance with an established plan. The plan provides for the establishment, by the compensation committee, of specific target performance criteria. These performance criteria are set in accordance with the strategic and operating objectives of the company and individual business units at the beginning of each year and include, but are not limited to financial criteria, such as corporate and business unit earnings, return on capital employed, cash flow and revenue growth and subjectively-based individual qualitative goals. The compensation committee also reserves the right to exercise its subjective discretion in amending any annual incentive compensation awards based on overall corporate considerations at the time of the award.

     Annual incentive compensation awards were paid to executive officers based on the achievement of performance goals established for 2001. Executive officers' compensation also includes, in addition to participation in company-wide plans generally available to all employees, certain benefits comparable to those of other businesses in its industry, such as a supplemental pension and other items as reported collectively in the summary compensation table.

  INTERMEDIATE-TERM COMPENSATION

     Under EDO's 1996 long-term incentive plan and prior similar shareholder approved plans, subjective awards of performance units and stock can be made, including contingent awards of performance shares and restricted common shares.

     Restricted common shares have been generally awarded at the beginning of a performance period and convey to the executive officer receiving the award all the rights of share ownership, including voting rights and dividends as may be paid to holders of common shares.

     In 2001, the compensation committee granted restricted common shares to certain executive officers, which shares vest only if the executive officer remains with the company for the duration of the performance period. They may vest sooner if certain consolidated earnings criteria are met.

  LONG-TERM STOCK OPTION COMPENSATION

     In accordance with EDO's 1996 long-term incentive plan, options to purchase common shares are ordinarily awarded to executive officers at market price and become exercisable three years after grant and expire ten years from the date of grant. Stock options were awarded to executive officers under EDO's 1996 long-term incentive plan in 2001.

     With respect to the one million-dollar cap on deductibility under Section 162 of the Internal Revenue Code, we do not presently believe that the compensation of its executive officers will regularly approach such level. As a result, we have not established a policy with respect to Section 162. In addition, the compensation committee emphasizes the portion of executive compensation based on performance, which further serves to reduce the likelihood of reaching the Section 162 cap.

                                          Members of the Committee:

                                          Robert Alvine (Chairman)
                                          Neil A. Armstrong
                                          Mellon C. Baird
                                          George A. Strutz, Jr.

PROPOSAL 2:  APPROVAL OF THE EDO CORPORATION 2002 LONG-TERM INCENTIVE PLAN

                                  INTRODUCTION

     You are being asked to approve the EDO Corporation 2002 Long-Term Incentive Plan, which has been adopted by the board of directors, subject to shareholder approval. The 2002 plan provides for the issuance of up to 650,000 common shares pursuant to options, restricted stock grants and other equity-based incentives during the term of the plan.

     The purposes of the plan are to promote the interests of the Company and its shareholders, and further align the interests of shareholders and eligible employees by motivating senior executives, senior managers and middle management employees through long-term incentive awards tied to achievement of performance objectives designed to improve total return to shareholders; attracting and retaining outstanding individuals; and enabling eligible employees to acquire additional equity interests in EDO.

     EDO also maintains a prior plan, the 1996 long-term incentive plan. Pursuant to the 1996 long-term incentive plan, which covers 1,050,000 common shares, EDO had issued, as of January 31, 2002, 259,533 common shares, 660,876 common shares were subject to outstanding options and 129,591 common shares were available for future grant, along with any shares which become available in the event that any outstanding options expire unexercised or are otherwise terminated.

     Both the 2002 and 1996 stock option plans are administered by the compensation committee, which is comprised of at least three non-employee directors appointed by the board. The committee has broad discretion in determining the persons to whom stock options or other awards are to be granted and the terms and conditions of the award, including the type of award, the exercise price and term and restrictions and forfeiture conditions. If no committee is appointed, the functions of the committee are performed by the board of directors. The compensation committee consists of Messrs. Alvine, Armstrong, Baird and Strutz.

     Set forth below is a summary of the 2002 plan, but this summary is qualified in its entirety by reference to the full text of the 2002 plan, a copy of which is included as Exhibit A to this proxy statement. The plan expires May 6, 2012 unless terminated earlier by the board of directors, and gives the Board broad authority to grant stock options, stock appreciation rights, restricted shares of stock or incentive stock options, as seems advisable to the Board.

     EDO may issue a maximum of 650,000 shares of common stock under the 2002 plan. If an option under the 2002 plan expires or terminates without being exercised in full or if shares awarded under the plan are forfeited or otherwise terminate without a payment being made to the participant in the form of stock, such shares will again be available for future issuance under the plan. In addition, if an employee exercises his or her option through the delivery of common shares, the shares that were delivered to EDO as payment will be available for grant under the plan. The plan imposes no limit on the number of officers and other key employees to whom awards may be made.

     EDO may make awards under the 2002 plan to key employees, including officers, and consultants and others who perform services for EDO and its subsidiaries. No person may receive options to purchase more than 200,000 shares under the 2002 plan. No options have been granted under the 2002 plan.

     The compensation committee has the authority to grant the following types of awards under the 2002 plan: incentive or non-qualified stock options; stock appreciation rights; restricted stock; deferred stock; stock purchase rights and/or other stock-based awards. The 2002 plan is designed to provide EDO with broad discretion to grant incentive stock-based rights.

     Tax consequences of awards provided under the 2002 plan are dependent upon the type of award granted. The grant of an incentive or non-qualified stock option does not result in any taxable income to the recipient or deduction to us. Upon exercise of a non-qualified stock option, the recipient recognizes income in the amount by which the fair market value on the date of exercise exceeds the exercise price of the option, and we receive a corresponding tax deduction. In the case of an incentive stock option, no income is realized by the employee, and no deduction is available to us, if the stock issued upon exercise of the option is not transferred within two years from the date of grant or one year from the date of exercise, whichever occurs later. However, the exercise of an incentive stock option may result in additional taxes through the application of the alternative minimum tax. In the event of a sale or other disqualifying transfer of stock issued upon exercise of an incentive stock option, the employee realizes income, and we receive a tax deduction, equal to the amount by which the lesser of the fair market value at the date of exercise or the proceeds from the sale exceeds the exercise price. The issuance of stock pursuant to a stock grant results in taxable income to the recipient at the date the rights to the stock become nonforfeitable, and we receive a deduction in such amount. However, if the recipient of the award makes an election in accordance with the Internal Revenue Code of 1986, as amended, the amount of his or her income is based on the fair market value on the date of grant rather than the fair market value on the date the rights become nonforfeitable. When compensation is to be recognized by the employee, appropriate arrangements may be required to be made with respect to the payment of withholding tax.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE EDO CORPORATION 2002 LONG-TERM INCENTIVE PLAN.

PROPOSAL 3: APPROVAL OF THE EDO CORPORATION 2002 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                                  INTRODUCTION

     You are being asked to approve the EDO Corporation 2002 Non-Employee Director Stock Option Plan, which has been adopted by the board of directors, subject to shareholder approval. The purpose of the directors' plan is to increase director share ownership to further align the director interests with those of the shareholders.

     The prior non-employee director plan, the 1997 Non-Employee Director Stock Option Plan, contained 150,000 common shares. At January 31, 2002, no common shares had been issued under this plan, 145,000 common shares were subject to outstanding options and 5,000 shares were available for future grant, along with any shares which become available to the extent that any existing options expire or are otherwise terminated unexercised.

     The following summary of the 2002 directors' plan is qualified in its entirety by reference to the complete text of the plan, which is attached to this Proxy Statement as Exhibit B.

     The directors plan covers an aggregate of 250,000 common shares pursuant to non-qualified stock options. The directors plan provides for an initial grant of a non-qualified stock option to purchase 10,000 common shares to each director who is a member of the Board and who is not an employee of the Company upon adoption of the plan. The exercise price of these options will be the fair value of the common shares on the date the plan is approved by the shareholders. In addition, the directors plan provides for an initial grant of a non-qualified stock option to purchase 10,000 common shares to each director who is elected to the Board for the first time after the date that the directors plan is approved by the shareholders, to be issued upon the date of his or her election. The exercise price of these options will be the fair market value of the common shares on the date the director is elected to the Board. Finally, the directors plan provides for an automatic grant to each non-employee director then serving on the Board of a non-qualified stock option to purchase 5,000 common shares at an exercise price equal to the fair market value of the common shares on the date the options are issued. This annual grant is made on the first business day in January of each year after the year in which the director receives his or her initial grant of an option to acquire 10,000 common shares. All of the options issued under the directors plan are exercisable immediately upon grant and remain exercisable until the earlier to occur of (i) the tenth anniversary date of the grant, or (ii) the date the director ceases to be a member of the Board, unless his or her service terminates due to death, disability or upon retirement with the consent of the compensation committee, in which case the options terminate three years after the director ceases to be a member of the Board (but no later than the tenth anniversary of the grant date).

     The plan is administered by the compensation committee.

     The grant of a non-qualified stock option does not result in any taxable income to the recipient or deduction to us. Upon exercise of the non-qualified stock option, the recipient recognizes income in the amount by which the fair market value on the date of exercise exceeds the exercise price of the option, and EDO receives a corresponding tax deduction.

     THE EDO BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE EDO CORPORATION 2002 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN.

PROPOSAL 4:  AUTHORIZATION TO INCREASE THE AUTHORIZED COMMON SHARES

     The board of directors has proposed an amendment to EDO's certificate of incorporation which would amend Article 4 of the certificate of incorporation by increasing the number of authorized common shares from 25,000,000 to 50,000,000 shares.

     The adoption of the amendment would not effect any change in the Company's outstanding Common Stock.

  VOTE REQUIRED

     The amendment to the certificate of incorporation requires the approval of the holders of a majority of the outstanding common shares.

  DISCUSSION OF THE AMENDMENT

     On the record date, there were 19,627,675 outstanding common shares. In addition to the outstanding common shares, EDO has obligations to issue 1,840,467 common shares, as follows:

     - 805,876 common shares for issuance pursuant to outstanding options granted pursuant to EDO's existing stock option plans.

     - 134,591 common shares remaining for issuance pursuant to the 1996 long-term incentive plan and the 1997 non-employee director plan.

     - 900,000 common shares for issuance pursuant to the proposed 2002 long-term incentive plan and the 2002 non-employee directors plan.

     In addition, EDO pays a portion of directors' compensation in common shares.

     Under the certificate of incorporation, the board of directors has authority to issue authorized and unissued shares of capital stock of any class without obtaining approval from the holders of the common shares. The holders of the common shares and preferred stock do not have preemptive rights. The preferred stock provisions give the board of directors broad authority to issue preferred shares in one or more series and to determine such matters as the dividend rate and preference, voting rights, conversion privileges, redemption provisions, liquidation preferences and other rights of each series.

     Each common share is entitled to one vote. The holders of any series of preferred stock issued in the future will be entitled to such voting rights as may be specified by the board of directors.

     EDO does not have any agreements or commitments with respect to any significant number of shares. However, the board of directors believes that it will benefit the shareholders to have additional unreserved common shares available for issuance to raise capital, including a possible convertible debt offering, to effect acquisitions or other strategic transactions that the board of directors believes provide the potential for growth and profit, and to provide equity incentives to employees, officers and directors.

     An increase in the authorized shares of common stock also could have an anti-takeover effect under some circumstances. For example, authorized but unissued shares of common stock could be used by the board of directors to discourage, delay or make more difficult a change in the control of the Company by diluting the stock ownership of a person seeking to effect a change in the composition of the board of directors or contemplating a hostile take-over bid. The current proposal to amend the certificate of incorporation, however, is not in response to any effort to accumulate the Company's common stock or to otherwise obtain control of the Company. Instead, this proposal to increase the number of authorized shares of common stock has been prompted by business and financial considerations. As of the date of this proxy statement, management is not aware of any action taken by any person or group to obtain control of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE INCREASE IN THE AUTHORIZED COMMON SHARES.

PROPOSAL 5:  SELECTION OF AUDITORS

     Our financial statements for the year ended December 31, 1999, which are included in the annual report, were audited by KPMG LLP, whose report on such financial statements did not include any qualification, disclaimer, modification or explanatory paragraph. There were no disagreements with KPMG LLP during the year ended December 31, 1999 or during the period subsequent to December 31, 1999 on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The decision to dismiss KPMG LLP and engage Ernst & Young LLP was made by our board of directors effective May 30, 2000 upon recommendation of the audit committee.

     During 2000 and 2001, Ernst & Young LLP audited the accounts of EDO and its subsidiaries and also provided other professional services to EDO in connection with Securities and Exchange Commission filings. Upon recommendation of the audit committee, the EDO board of directors has appointed Ernst & Young LLP as the independent auditors for 2002 and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the annual meeting. EDO anticipate that one or more representatives of Ernst & Young LLP will be present at the meeting to answer shareholder questions and to make a statement, if they desire to do so.

                                   AUDIT FEES

     The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of EDO's annual financial statements for the fiscal year ended December 31, 2001 and for the reviews of the financial statements included in EDO's quarterly reports on Form 10-Q for that fiscal year were $216,000.

          FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     Ernst & Young LLP did not provide professional services to EDO relating to financial information systems design and implementation for the fiscal year ended December 31, 2001.

                                 ALL OTHER FEES

     The aggregate fees billed by Ernst & Young LLP for services rendered to EDO, other than services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the fiscal year ended December 31, 2001 were $375,000. The audit committee has considered the provision of these services by Ernst & Young LLP to EDO and has determined that such provision of services is compatible with maintenance of the independence of Ernst & Young LLP.

     Shareholder ratification of the selection of Ernst & Young LLP as independent auditors is not required by the bylaws or otherwise. However, the board of directors is submitting the selection of Ernst & Young LLP to shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the board of directors and the audit committee will reconsider whether to retain that firm. Even if the selection is ratified, the board of directors and the audit committee in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of EDO and its shareholders. The affirmative vote of at least a majority of the votes cast by the holders of outstanding common shares is required to ratify the appointment of Ernst & Young LLP as independent auditors for 2002.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT BY THE EDO BOARD OF DIRECTORS OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR 2002.

                           INCORPORATION BY REFERENCE

     EDO incorporates into this proxy statement the audited financial statements for the years ended December 31, 2001 and 2000 together with the related Management's Discussion and Analysis of Financial Condition and Results of Operations, which are included in the annual report. A copy of the annual report is being mailed to stockholders of record on the record date concurrently with the mailing of this proxy statement. Additional copies of the annual report will be provided by us without charge upon request. Requests for copies of the annual report should be made as provided under "Other Matters."

                                 OTHER MATTERS

     It is not expected that any matters other than those described in this document will be brought before the annual meeting. If any other matters are presented, however, it is the intention of the persons named in the enclosed form of proxy to vote the proxy in accordance with their discretion.

     EDO's annual report on Form 10-K for the fiscal year ended December 31, 2001, including financial statements, has been filed with the Securities and Exchange Commission. Copies of this report will be furnished on written request, without charge, to any record or beneficial holder of EDO common shares. Such requests should be addressed to EDO Corporation, 60 East 42nd Street, Suite 5010, New York, NY 10165, attention: William J. Frost, Secretary.

                             SHAREHOLDER PROPOSALS

     Shareholder proposals for the 2003 annual meeting of EDO shareholders submitted pursuant to rule 14a-8 under the Securities Exchange Act must be received at the principal executive offices of EDO, addressed to William J. Frost, Secretary, EDO Corporation, 60 East 42nd Street, Suite 5010, New York, NY 10165, no later than November 25, 2002, in order to be considered at such meeting.

                                          By order of the Board of Directors,

                                          WILLIAM J. FROST
                                          Secretary

                                                                       EXHIBIT A

                                EDO CORPORATION

                         2002 LONG-TERM INCENTIVE PLAN

1.  PURPOSE.

     The purpose of the Plan is to foster and promote the long-term financial success of the Company and materially increase shareholder value by motivating superior performance by means of performance-related incentives, encouraging and providing for the acquisition of an ownership interest in the Company by Eligible Employees, and enabling the Company to attract and retain the services of an outstanding management team upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

2.  DEFINITIONS.

     "Award" shall mean any grant or award under the Plan, as evidenced in a written document delivered to a Participant as provided in Section 11(b).

     "Board" shall mean the Board of Directors of the Company.

     "Cause" shall have the meaning set forth in the Award to a Participant, or in the absence of any definition in such Award, "Cause" shall mean (i) the willful failure by the Participant to perform substantially the Participant's duties as an employee of the Company (other than due to physical or mental illness) (ii) the Participant's engaging in serious misconduct that is injurious to the Company or any Subsidiary or any employee of either (iii) the Participant's having been convicted of, or entered a plea of nolo contendere to, a crime that constitutes a felony, or (iv) the breach by the Participant of any written covenant or agreement not to compete with the Company or any Subsidiary.

     "Change in Control" shall mean the occurrence of any of the following events:

          (i) a majority of the members of the Board at any time cease for any reason other than due to death or disability to be persons who were members of the Board twenty-four months prior to such time (the "Incumbent Directors"); provided that any director whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the members of the Board then still in office who are Incumbent Directors shall be treated as an Incumbent Director; or

          (ii) any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act, but excluding the Company, its Subsidiaries, any employee benefit plan of the Company or any Subsidiary, all employees of the Company or any Subsidiary or any group of which any of the foregoing is a member) is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, including, without limitation, by means of a tender or exchange offer, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; or

          (iii) the shareholders of the Company shall approve a definitive agreement (x) for the merger or other business combination of the Company with or into another corporation immediately following which merger or combination (A) the stock of the surviving entity is not readily tradeable on an established securities market, (B) a majority of the directors of the surviving entity are persons who (1) were not directors of the Company immediately prior to the merger and (2) are not nominees or representatives of the Company or (C) any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act, but excluding the Company, its Subsidiaries, any employee benefit plan of the Company or any Subsidiary, employees of the Company or any Subsidiary or any group of which any of the foregoing is a member) is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, of 30% or more of the securities of the surviving entity or (y) for the direct or indirect sale or other disposition of all or substantially all of the assets of the Company, or

          (iv) any other event or transaction that is declared by resolution of the Board to constitute a Change in Control for purposes of the Plan.

Notwithstanding the foregoing, a "Change in Control" shall not be deemed to occur in the event the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code.

     "Change in Control Price" shall mean the highest price per share paid or offered in any bona fide transaction related to a Change in Control, as determined by the Committee, except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be the Fair Market Value on the date on which the cash out described in
Section 10(a) occurs.

     "Code" shall mean the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

     "Committee" shall mean the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan.

     "Common Shares" shall mean the Common Shares, par value $1.00 per share, of the Company.

     "Company" shall mean EDO Corporation and any successor thereto.

     "Disability" shall mean long-term disability as defined under the terms of the Company's applicable long-term disability plans or policies.

     "Eligible Employee" shall mean each Executive Officer and each other key employee of the Company or its Subsidiaries, but shall not include directors who are not employees of any such entity.

     "Employment" shall mean, for purposes of Sections 5(d), 7(b) and 8(b), continuous and regular salaried employment with the Company or a Subsidiary, which shall include (unless the Committee shall otherwise determine) any period of vacation, any approved leave of absence or any salary continuation or severance pay period and, at the discretion of the Committee, may include service with any former Subsidiary of the Company.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Executive Officer" shall mean those persons who are officers of the Company within the meaning of Rule 16a-1(f) of the Exchange Act.

     "Fair Market Value" shall mean, on any date, the closing price of a Common Share, as reported for such day on a national exchange, or the mean between the closing bid and asked prices for a Common Share on such date, as reported on a nationally recognized system of price quotation. In the event that there are no Common Share transactions reported on such exchange or system on such date, Fair Market Value shall mean the closing price on the immediately preceding date on which Common Share transactions were so reported.

     "Incentive Stock Option" shall mean an Option which is intended to meet the requirements of Section 422 of the Code.

     "Nonstatutory Stock Option" shall mean an Option which is not intended to be an Incentive Stock Option.

     "Normal Retirement" shall mean retirement at or after age 65, or such other age as may hereafter be established by the Board (by resolution) from time to time.

     "Option" shall mean the right to purchase the number of Common Shares specified by the Committee, at a price and for the term fixed by the Committee in accordance with the Plan and subject to any other limitations and restrictions as this Plan and the Committee shall impose.

     "Participant" shall mean an Eligible Employee who is selected by the Committee to receive an Award under the Plan.

     "Performance Period" shall mean the period during which performance measures are established for Performance Shares or Performance Units as determined by the Committee.

     "Performance Share" shall mean any contingent right granted under Section 8 to receive a Common Share, which right becomes vested and nonforfeitable upon the attainment, in whole or in part, of performance objectives determined by the Committee.

     "Performance Unit" shall mean any contingent right granted under Section 8 to receive cash (or, at the discretion of the Committee, Common Shares), which right becomes vested and nonforfeitable upon the attainment, in whole or in part, of performance objectives determined by the Committee.

     "Plan" shall mean the EDO Corporation 2002 Long-Term Incentive Plan, described herein, and as may be amended from time to time.

     "Predecessor Plans" means the Company's 1996 Long-Term Incentive Plans.

     "Reload Option" shall have the meaning ascribed thereto in Section 5(e).

     "Restricted Period" shall mean the period during which a grant of Restricted Shares is subject to forfeiture.

     "Restricted Share" shall mean a Common Share granted under Section 7 which becomes vested and non-forfeitable, in whole or in part, upon the completion of such period of service or performance objectives as shall be determined by the Committee.

     "Stock Appreciation Right" shall mean a contractual right granted under
Section 6 to receive cash, Common Shares or a combination thereof.

     "Subsidiary" shall mean any corporation of which the Company possesses directly or indirectly fifty percent (50%) or more of the total combined voting power of all classes of stock of such corporation and any other business organization, regardless of form, in which the Company possesses directly or indirectly fifty percent (50%) or more of the total combined equity interests in such organization.

3.  ADMINISTRATION.

     The Plan shall be administered by the Committee which shall consist of at least two directors of the Company chosen by the Board, each of whom is both a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Code. The Committee shall have the responsibility of construing and interpreting the Plan and of establishing and amending such rules and regulations as it deems necessary or desirable for the proper administration of the Plan. Any decision or action taken or to be taken by the Committee, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall, to the maximum extent permitted by applicable law, be within its absolute discretion (except as otherwise specifically provided herein) and shall be conclusive and binding upon all Participants and any person claiming under or through any Participant.

4.  MAXIMUM AMOUNT OF SHARES AVAILABLE FOR AWARDS.

  (a) MAXIMUM NUMBER OF SHARES.

     The maximum number of Common Shares in respect of which Awards may be made under the Plan shall be a total of 650,000 Common Shares. The maximum number of Common Shares in respect of which Awards may be granted to a Participant under this Plan in any 12 month period shall not exceed 200,000 shares, as each such number may be adjusted pursuant to Section 4(c). Without limiting the generality of the foregoing, whenever shares are received by the Company in connection with the exercise of or payment for any Award granted under the Plan, only the net number of shares actually issued shall be counted against the foregoing limits of 650,000 Common Shares and 200,000 Common Shares, respectively, except that the aggregate number of Common Shares which may be issued upon exercise of Incentive Stock Options shall in no event exceed 650,000 shares (as such number may be adjusted pursuant to Section 4(c) hereof).

  (b) SHARES AVAILABLE FOR ISSUANCE.

     Common Shares may be made available from the authorized but unissued shares of the Company or from shares held in the Company's treasury and not reserved for some other purpose. In the event that any Award is payable solely in cash, no shares shall be deducted from the number of shares available for issuance under Section 4(a) by reason of such Award. In addition, if any Award under this Plan in respect of shares is canceled or forfeited for any reason without delivery of Common Shares, the shares subject to such Award shall thereafter again be available for award pursuant to this Plan.

  (c) ADJUSTMENT FOR CORPORATE TRANSACTIONS.

     In the event that the Committee shall determine that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Shares, or other similar event affects the Common Shares such that an adjustment is required to preserve, or to prevent enlargement of, the benefits or potential benefits made available under this Plan, then the Committee may, in such manner as the Committee may deem equitable, (A) adjust any or all of (i) the number and kind of shares which thereafter may be awarded or optioned and sold or made the subject of Stock Appreciation Rights under the Plan, (ii) the number and kinds of shares subject to outstanding Options and other Awards and (iii) the grant, exercise or conversion price with respect to any of the foregoing, or (B) with respect to a person who has an outstanding Option, make provisions for a cash payment of any extraordinary cash dividend or as an alternative means (in whole or in part) of affecting any adjustment deemed required by the Committee to preserve, or to prevent enlargement of, the benefits or potential benefits made available under this Plan with respect to such Option. However, the number of shares subject to any Option or other Award shall always be a whole number.

5.  STOCK OPTIONS.

  (a) GRANT.

     Subject to the provisions of the Plan, the Committee shall have the authority to grant Options to an Eligible Employee and to determine (i) the number of shares to be covered by each Option, (ii) the exercise price therefor and (iii) the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options or Nonstatutory Stock Options; provided that Incentive Stock Options may not be granted to any Participant who is not an employee of the Company or one of its Subsidiaries at the time of grant. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with Section 422 of the Code.

  (b) OPTION PRICE.

     The Committee shall establish the exercise price at the time each Option is granted, which price shall not be less than 100% of the Fair Market Value of the Common Shares at the date of grant, except that, for purposes of satisfying the foregoing requirement with respect to a Nonstatutory Stock Option, the Committee may elect to credit against the exercise price payable by a Participant the value of any compensation otherwise payable to the Participant under the terms of the Company's compensation practices and programs which is surrendered, foregone or exchanged pursuant to such rules or procedures as the Committee shall establish from time to time.

  (c) EXERCISE.

     Each Option shall be exercised at such times and subject to such terms and conditions as the Committee may specify in the applicable Award or thereafter; provided, however, that if the Committee does not establish a different exercise schedule at or after the date of grant of an Option, such Option shall become exercisable in full on the third anniversary of the date the Option is granted. The Committee may impose such conditions with respect to the exercise of Options as it shall deem appropriate, including, without limitation, any conditions relating to the application of federal or state securities laws. No shares shall be delivered pursuant to any exercise of an Option unless arrangements satisfactory to the Committee have been made to assure full payment of the option price therefor. Without limiting the generality of the foregoing, payment of the option price may be made in cash or its equivalent or, if and to the extent permitted by the Committee, by exchanging Common Shares owned by the optionee (which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Common Shares so tendered to the Company, valued as of the date of such tender, is at least equal to such option price. In the case of an Incentive Stock Option, the method of payment shall be determined at the time of grant.

  (d) TERMINATION OF EMPLOYMENT.

     Unless the Committee shall otherwise determine at or after grant, an Option shall be exercisable following the termination of a Participant's Employment only to the extent provided in this Section 5(d). If a Participant's Employment terminates due to the Participant's (i) death, (ii) Disability, or (iii) Normal Retirement, the Participant (or, in the event of the Participant's death or Disability during Employment or during the period during which an Option is exercisable under this sentence, the Participant's beneficiary or legal representative) may exercise any Option held by the Participant at the time of such termination, regardless of whether then exercisable, for a period of three years (or such greater or lesser period as the Committee shall determine at or after grant), but in no event after the date the Option otherwise expires. If a Participant's Employment is terminated for Cause (or, if after the Participant's termination of Employment, the Committee determines that the Participant's Employment could have been terminated for Cause had the Participant still been employed or has otherwise engaged in conduct that is detrimental to the interests of the Company, as determined by the Committee in its sole discretion), all Options held by the Participant shall immediately terminate, regardless of whether then exercisable. In the event of a Participant's termination of Employment for any reason not described in the preceding two sentences, the Participant (or, in the event of the Participant's death or Disability during the period during which an Option is exercisable under this sentence, the Participant's beneficiary, estate or legal representative) may exercise any Option which was exercisable at the time of such termination for 90 days (or such greater or lesser period as the Committee shall specify at or after the grant of such Option) following the date of such termination, but in no event after the date the Option otherwise expires.

  (e) RELOAD OPTIONS.

     The Committee may provide that a Participant (or, if applicable, the Participant's permitted transferee) who delivers Common Shares that have been owned by such Participant (or permitted transferee) for any minimum period of time specified by the Committee to exercise an Option or an option granted under the Predecessor Plans, will automatically (to the extent Common Shares are available for Awards under the Plan) be granted new Options ("Reload Options") for a number of Common Shares equal to the number of shares so delivered. Unless the Committee determines otherwise, such Reload Options will be subject to the same terms and conditions (including the same expiration date) as the related Option except (i) that the exercise price shall be equal to the Fair Market Value of a Common Share on the date such Reload Option is granted and (ii) such Reload Option shall not be exercisable prior to the six month anniversary of the date of grant and, thereafter, shall be exercisable in full.

6.  STOCK APPRECIATION RIGHTS

  (a) GRANT OF SARS

     The Committee shall have the authority to grant Stock Appreciation Rights in tandem with an Option, in addition to an Option, or freestanding and unrelated to an Option. Stock Appreciation Rights granted in tandem or in addition to an Option may be granted either at the same time as the Option or at a later time. Stock Appreciation Rights shall not be exercisable after the expiration of ten years from the date of grant and shall have an exercise price determined in the same manner as, and subject to the same conditions as apply with respect to, a Nonstatutory Stock Option under Section 5(b).

  (b) EXERCISE OF SARS

     A Stock Appreciation Right shall entitle the Participant to receive from the Company an amount equal to the excess of the Fair Market Value of a Common Share on the date of exercise of the Stock Appreciation Right over the exercise price thereof. The Committee shall determine the time or times at which or the event or events (including, without limitation, a Change of Control) upon which a Stock Appreciation Right may be exercised in whole or in part, the method of exercise and whether such Stock Appreciation Right shall be settled in cash, Common Shares or a combination of cash and Common Shares; provided, however, that unless otherwise specified by the Committee at or after grant, a Stock Appreciation Right granted in tandem with an Option shall be exercisable only at the same time or times as the related Option is exercisable.

7.  RESTRICTED SHARES

  (a) GRANT OF RESTRICTED SHARES

     The Committee may grant Awards of Restricted Shares with or without performance criteria to Eligible Employees at such times and in such amounts, and subject to such other terms and conditions not inconsistent with the Plan, as it shall determine. Each grant of Restricted Shares shall be evidenced by an Award agreement. Unless the Committee provides otherwise at or after the date of grant, stock certificates evidencing any Restricted Shares so granted shall be held in the custody of the Secretary of the Company until the Restricted Period lapses, and, as a condition to the grant of any Award of Restricted Shares, the Participant shall have delivered to the Secretary of the Company a certificate, endorsed in blank, relating to the Common Shares covered by such Award.

  (b) TERMINATION OF EMPLOYMENT

     Unless the Committee otherwise determines at or after grant, the rights of a Participant with respect to an Award of Restricted Shares outstanding at the time of the Participant's termination of Employment shall be determined under this Section 7(b). In the event that a Participant's Employment terminates due to the Participant's (i) death, (ii) Disability, or (iii) Normal Retirement, any Award of Restricted Shares shall become vested and nonforfeitable as to that number of shares which is equal to the number of Common Shares subject to such Award times a fraction, the numerator of which is the number of days actually worked during the Restricted Period (or, in the case of an Award which has previously vested in part (an "Installment Award"), the number of days worked since the last vesting date) and the denominator of which is the total number of days during the Restricted Period (or, in the case of an Installment Award, the number of days between the last vesting date and the end of the Restricted Period). Unless the Committee otherwise determines, any portion of any Restricted Shares Award that has not become nonforfeitable at the date of a Participant's termination of Employment shall be forfeited as of such date.

  (c) RESTRICTED PERIOD; RESTRICTIONS ON TRANSFERABILITY DURING RESTRICTED
      PERIOD

     Unless otherwise determined by the Committee at or after the date of grant, the Restricted Period applicable to any Award of Restricted Shares shall lapse, and the shares related to such Award of Restricted Shares shall become freely transferable, at such time as may be determined by the Committee. Restricted Shares may not be sold, assigned, pledged or otherwise encumbered, except as herein provided, during the Restricted Period. Any certificates issued in respect of Restricted Shares shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company.

  (d) DELIVERY OF SHARES

     Upon the expiration or termination of the Restricted Period and the satisfaction (as determined by the Committee) of any other conditions determined by the Committee, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for the number of Common Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law, to the Participant or the Participant's beneficiary, estate or legal representative, as the case may be. No payment will be required to be made by the Participant upon the delivery of such Common Shares and/or cash, except as otherwise provided in Section 11(a) of the Plan. At or after the date of grant, the Committee may accelerate the vesting of any Award of Restricted Shares or waive any conditions to the vesting of any such Award.

  (e) RIGHTS AS A SHAREHOLDER; DIVIDENDS

     Unless otherwise determined by the Committee at or after the date of grant, Participants granted Restricted Shares shall be entitled to vote the shares and to receive, either currently or at a future date, as specified by the Committee, all dividends and other distributions paid with respect to those shares, provided that if any such dividends or distributions are paid in Common Shares or other property (other than cash), such shares and other property shall be subject to the same forfeiture restrictions and restrictions on transferability as apply to the Restricted Shares with respect to which they were paid. The Committee will determine whether and to what extent to credit to the account of, or to pay currently to, each recipient of Restricted Shares, an amount equal to any dividends paid by the Company during the Restricted Period with respect to the corresponding number of Common Shares. To the extent provided by the Committee at or after the date of grant, any dividends with respect to cash dividends on the Common Shares credited to a Participant's account shall be deemed to have been invested in Common Shares on the record date established for the related dividend and, accordingly, a number of additional Restricted Shares shall be credited to such Participant's account equal to the greatest whole number which may be obtained by dividing (x) the value of such dividend on the record date by (y) the Fair Market Value of a Common Share on such date.

8.  PERFORMANCE AWARDS

  (a) PERFORMANCE SHARES AND PERFORMANCE UNITS

     Subject to the provisions of the Plan, the Committee shall have the authority to grant Performance Shares and Performance Units to any Eligible Employee and to determine (i) the number of Performance Shares and the number of Performance Units to be granted to each Participant and (ii) the other terms and conditions of such Awards. The Performance Period related to Performance Shares or Performance Units shall lapse upon the determination by the Committee that the performance objectives established by the Committee have been attained, in whole or in part on the date established by the Committee. Such performance objectives may be related to the performance of (i) the Company, (ii) a Subsidiary, (iii) a division or unit of the Company or any Subsidiary, (v) the Participant or (vi) any combination of the foregoing, over a measurement period or periods established by the Committee. Unless the Committee otherwise determines at the time of grant of Performance Shares or Performance Units to an Executive Officer, the performance objectives with respect to such Award shall include at least one of the following criteria, which may be determined solely by reference to the performance of the Company or a Subsidiary or based on comparative performance relative to other companies: (i) total return to shareholders, (ii) return on equity, (iii) operating income or net income, (iv) return on capital, (v) economic value added, (vi) earnings per Common Share, or
(vii) market price of the Common Shares. Except to the extent otherwise expressly provided herein, the Committee may, at any time and from time to time, change the performance objectives applicable with respect to any Performance Shares or Performance Units to reflect such factors, including, without limitation, changes in a Participant's duties or responsibilities or changes in business objectives (e.g., from corporate to Subsidiary or business unit performance or vice versa), as the Committee shall deem necessary or appropriate. Payment for Performance Shares or Performance Units shall be made by the Company in Common Shares, cash or in any combination thereof, as determined by the Committee.

  (b) TERMINATION OF EMPLOYMENT

     Unless the Committee otherwise determines at or after grant, the rights of a Participant with respect to an Award of Performance Shares or Performance Units outstanding at the time of the Participant's termination of Employment shall be determined under this Section 8(b). In the event that a Participant's Employment terminates due to the Participant's (i) death, (ii) Disability, or
(iii) Normal Retirement, any Award of Performance Shares or Performance Units shall become vested and nonforfeitable at the end of the measurement period as to that number of shares or units which is equal to that percentage, if any, of such award that would have been earned based on the attainment or partial attainment of such performance objectives. In all other cases, any portion of any Award of Performance Shares or Performance Units that has not become nonforfeitable at the date of a Participant's termination of Employment shall be forfeited as of such date.

  (c) AWARDS NONTRANSFERABLE

     Performance Shares or Performance Units may not be sold, assigned, pledged or otherwise encumbered, except as herein provided, during the Performance Period.

  (d) AWARD OF DIVIDEND EQUIVALENTS

     Unless otherwise determined by the Committee at or after the date of grant, Participants granted Performance Shares or Performance Units shall be entitled to receive, either currently or at a future date, as specified by the Committee, all dividends and other distributions paid with respect to those shares and units, provided that if any such dividends or distributions are paid in Common Shares or other property (other than cash), such shares and units and other property shall be subject to the same forfeiture restrictions and restrictions on transferability as apply to the Performance Shares and Performance Units with respect to which they were paid. The Committee will determine whether and to what extent to credit to the account of, or to pay currently to, each recipient of Performance Shares or Performance Units, an amount equal to any dividends paid by the Company during the period of deferral with respect to the corresponding number of Common Shares ("Dividend Equivalents"). To the extent provided by the Committee at or after the date of grant, any Dividend Equivalents with respect to cash dividends on the Common Shares credited to a Participant's account shall be deemed to have been invested in Common Shares on the record date established for the related dividend and, accordingly, a number of additional Performance Shares or Performance Units shall be credited to such Participant's account equal to the greatest whole number which may be obtained by dividing (x) the value of such Dividend Equivalent on the record date by (y) the Fair Market Value of a Common Share on such date.

  (e) INTERPRETATION

     Notwithstanding anything else contained in this Section 8 to the contrary, if any Award of Performance Shares or Performance Units is intended, at the time of grant, to be other performance based compensation within the meaning of
Section 162(m)(4)(C) of the Code, to the extent required to so qualify any Award hereunder, the Committee shall not be entitled to exercise any discretion otherwise authorized under this Section 8 with respect to such Award if the ability to exercise such discretion (as opposed to the exercise of such discretion) would cause such Award to fail to qualify as other performance based compensation.

9.  STOCK IN LIEU OF CASH

     The Committee may grant Awards or Common Shares in lieu of all or a portion of an award otherwise payable in cash to an Executive Officer pursuant to any bonus or incentive compensation plan of the Company. If shares are issued in lieu of cash, the number of Common Shares to be issued shall be the greatest number of whole shares which has an aggregate Fair Market Value on the date the cash would otherwise have been payable pursuant to the terms of such other plan equal to or less than the amount of such cash.

10.  CHANGE IN CONTROL

  (a) ACCELERATED VESTING AND PAYMENT

     Subject to the provisions of Section 10(b) below, in the event of a Change in Control, each Option and Stock Appreciation Right shall promptly be canceled in exchange for a payment in cash of an amount equal to the excess of the Change in Control Price over the exercise price for such Option or the exercise price for such Stock Appreciation Right, whichever is applicable, the Restricted Period applicable to all Restricted Shares, and the Performance Period applicable to Performance Shares and Performance Units shall expire and all such shares shall become nonforfeitable and immediately transferable and the Common Shares with respect thereto shall be immediately payable.

  (b) ALTERNATIVE AWARDS

     Notwithstanding Section 10(a), no cancellation, acceleration of exercisability, vesting, cash settlement or other payment shall occur with respect to any Award or any class of Awards if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award or class of Awards shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted award hereinafter called an "Alternative Award") by a Participant's new employer (or the parent or a subsidiary of such employer) immediately following the Change in Control, provided that any such Alternative Award must:

     (i) be based on stock which is traded on an established securities market, or which will be so traded within 60 days following the Change in Control;

     (ii) provide such Participant (or each Participant in a class of Participants) with rights and entitlements substantially equivalent to or better than the rights and entitlements applicable under any such Award or class of Awards, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

     (iii) have substantially equivalent economic value to such Award or class of Awards (determined by the Committee as constituted immediately prior to the Change in Control, in its sole discretion, promptly after the Change in Control); and

     (iv) have terms and conditions which provide that in the event that the Participant's Employment is involuntarily terminated or constructively terminated (other than for Cause) upon or following such Change in Control, any conditions on a Participant's rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

     For this purpose, a constructive termination shall mean a termination by a Participant following a material reduction in the Participant's compensation, a material reduction in the Participant's responsibilities or the relocation of the Participant's principal place of Employment to another location a material distance farther away from the Participant's home, in each case, without the Participant's prior written consent.

11.  GENERAL PROVISIONS

  (a) WITHHOLDING

     The Company shall have the right to deduct from all amounts paid to a Participant in cash (whether under this Plan or otherwise) any taxes required by law to be withheld in respect of Awards under this Plan. In the case of any Award satisfied in the form of Common Shares, no Common Shares shall be issued unless and until arrangements satisfactory to the Committee shall have been made to satisfy any withholding tax obligations applicable with respect to such Award. Without limiting the generality of the foregoing and subject to such terms and conditions as the Committee may impose, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Participants to elect to tender, Common Shares (including Common Shares issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld.

  (b) AWARDS

     Each Award hereunder shall be evidenced in writing. The written agreement shall be delivered to the Participant and shall incorporate the terms of the Plan by reference and specify the terms and conditions thereof and any rules applicable thereto.

  (c) NONTRANSFERABILITY

     Unless the Committee shall permit (on such terms and conditions as it shall establish) an Award to be transferred to a member of the Participant's immediate family or to a trust or similar vehicle for the benefit of such immediate family members (collectively, the "Permitted Transferees"), no Award shall be assignable or transferable except by will or the laws of descent and distribution, and except to the extent required by law, no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant. Except as otherwise expressly provided in this Plan, all rights with respect to Awards granted to a Participant under the Plan shall be exercisable during the Participant's lifetime only by such Participant or, if applicable, the Permitted Transferees.

  (d) NO RIGHT TO EMPLOYMENT

     No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to Employment. Further, the Company and each Subsidiary expressly reserves the right at any time to terminate the Employment of a Participant free from any liability or any claim under the Plan, except as provided herein or in any agreement entered into with respect to an Award.

  (e) NO RIGHTS TO AWARDS; NO SHAREHOLDER RIGHTS

     No Participant or Eligible Employee shall have any claim to be granted any Award under the Plan, and there is no obligation of uniformity of treatment of Participants and Eligible Employees. Subject to the provisions of the Plan and the applicable Award, no person shall have any rights as a shareholder with respect to any Common Shares to be issued under the Plan prior to the issuance thereof.

  (f) CONSTRUCTION OF THE PLAN

     The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of New York.

  (g) LEGEND

     To the extent any stock certificate is issued to a Participant in respect of an Award of Restricted Shares under the Plan prior to the expiration of the applicable Restricted Period, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend. Upon the lapse of the Restricted Period with respect to any such Restricted Shares, the Company shall issue or have issued new share certificates without a legend in exchange for those previously issued.

  (h) EFFECTIVE DATE

     The effective date of this Plan is May 7, 2002. The Plan will become effective as of that date provided that the Plan receives the approval, within 12 months of its approval by the Board, of the holders of a majority of the outstanding Common Shares entitled to vote. If such approval is not forthcoming, the Plan and all Awards shall be null and void. No Awards may be granted under the Plan after May 6, 2012. Subject to shareholder approval of the Plan, if the Committee so determines and the holder thereof shall consent to any amendment to any outstanding award that has an adverse affect on such holder's rights thereunder, the provisions of the Plan shall apply to, and govern, existing awards under the Predecessor Plans and, such awards shall be amended to provide such holder with any additional benefits available hereunder.

  (i) AMENDMENT OF PLAN

     The Board or the Committee may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without shareholder approval if such amendment would: increase the number of Common Shares subject to the Plan, except pursuant to Section 4(c); change the price at which Options may be granted; or remove the administration of the Plan from the Committee. Without the written consent of an affected Participant, no termination, suspension or modification of the Plan shall adversely affect any right of such Participant under the terms of an Award granted before the date of such termination, suspension or modification.

  (j) APPLICATION OF PROCEEDS

     The proceeds received by the Company from the sale of its shares under the Plan will be used for general corporate purposes.

  (k) COMPLIANCE WITH LEGAL AND EXCHANGE REQUIREMENTS

     The Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company under the Plan, shall be subject to all applicable federal and state laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the granting and exercising of Awards, the issuance or delivery of Common Shares under any Award or any other action permitted under the Plan to permit the Company, with reasonable diligence, to complete such stock exchange listing or registration or qualification of such Common Shares or other required action under any federal or state law, rule, or regulation and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Common Shares in compliance with applicable laws, rules, and regulations. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Common Shares in violation of any such laws, rules, or regulations; and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Awards, and neither the Company nor its directors or officers shall have any obligation or liability to the Participant with respect to any Award (or Common Shares issuable thereunder) that shall lapse because of such postponement.

  (l) DEFERRALS

     The Committee may postpone the exercising of Awards, the issuance or delivery of Common Shares under any Award or any action permitted under the Plan to prevent the Company or any of its Subsidiaries from being denied a federal income tax deduction with respect to any Award other than an Incentive Stock Option.

  (m) NUMBER

     Except when otherwise indicated by the context, words in the singular shall include the plural, and the plural shall include the singular.

                                                                       EXHIBIT B

                                EDO CORPORATION

                  2002 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

1.  PURPOSE

     The Purpose of the EDO Corporation 2002 Non-Employee Director Stock Option Plan is to increase director share ownership to further align director interests with those of the Company's shareholders.

2.  DEFINITIONS

     "Annual Grant" shall mean an annual Stock Option grant for 5,000 Common Shares to an Eligible Director as provided in Section 5(b)

     "Award" shall mean an Initial Grant and/or Annual Grant under Section 5 of the Plan.

     "Board" shall mean the Board of Directors of the Company.

     "Cause" shall mean (i) the willful failure by an Eligible Director to perform substantially Board or committee duties (other than due to physical or mental illness), (ii) the Eligible Director engaging in serious misconduct that is injurious to the Company, or (iii) the Eligible Director having been convicted of, or entered a plea of nolo contendre, a crime that constitutes a felony.

     "Change in Control" shall mean the occurrence of any of the following events.

          (i) A majority of the members of the Board at any time cease for any reason other than due to death or disability to be persons who were members of the Board twenty-four months prior to such time (the "Incumbent Directors"); provided that any director whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the members of the Broad then still in office who are Incumbent Directors shall be treated as an Incumbent Director; or

          (ii) Any "person" including a "group" as such terms are used in Sections 13(d) and 14 (d)(2) of the Exchange Act, but excluding the Company, any employee benefit plan of the Company, any employee of the Company or any group of which any of the foregoing is a member) is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) of the Exchange
     Act), directly or indirectly, including without limitation, by means of a tender or exchange offer, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; or

          (iii) The shareholders of the Company shall approve a definitive agreement(s) for the merger or other business combination of the Company with or into another corporation immediately following which merger or combination (A) the stock of the surviving entity is not readily tradable on an established securities market, (B) a majority of the directors of the surviving entity are persons who (1) were not directors of the Company immediately prior to the merger and (2) are not nominees or representatives of the Company, or (C) any "person" including a "group" (as such terms are used in Section 13(d) and 14(d)(2) of the Exchange Act, but excluding the Company, any employee benefit plan of the Company, any employee of the Company or any group of which any of the foregoing is a member) is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) of the Exchange
     Act), directly or indirectly of 30% or more of the securities of the surviving entity or (y) for the direct or indirect sale or other disposition of all or substantially all of the assets of the Company; or

          (iv) any other event or transaction that is declared by resolutions of the Board to constitute a Change in Control for purposes of the Plan.

     Notwithstanding the foregoing, a "Change in Control" shall not be deemed to occur in the event the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code.

     "Change in Control Price" shall mean the highest price per share paid or offered in any bona fide transaction related to a Change in Control, as determined by the Committee.

     "Code" shall mean the Internal Revenue Code of 1986, as amended, and the regulations there under.

     "Committee" shall mean the Compensation Committee of the Board, or such other Board committee as may be designed by the Board to administer the plan.

     "Common Shares" shall mean the Common Shares, par value $1.00 per share, of the Company.

     "Company" shall mean EDO Corporation, including any Subsidiary, and any successor thereto.

     "Disability" shall mean if the Committee determines, based on medical evidence, that the Eligible Director is disabled, mentally or physically, and is therefore, unable to continue his or her services to the Company.

     "Eligible Director" shall mean a person who is serving as a member of the Board and who is not an employee of the Company.

     "Fair Market Value" shall mean, on any date, the closing sales price of a Common Share, as reported for such day on the New York Stock Exchange (consolidated trading).

     "Initial Grant" shall mean of one-time Stock Option Grant for 10,000 Common Shares to an Eligible Director as provided in Section 5(a).

     "Plan" shall mean the EDO Corporation 2002 Non-Employee Director Stock Option Plan, as amended from time to time.

     "Retirement" shall mean an Eligible Director's retirement from service from the Board.

     "Stock Option" shall mean a stock option which is not qualified under
Section 422 of the Code and that is granted to each Eligible Director pursuant to Section 5.

     "Subsidiary" shall mean any corporation of which the Company owns directly or indirectly fifty percent (50%) or more of the total combined voting power of all classes of stock of such corporation and any other business organization, regardless of form, in which the Company possesses directly or indirectly fifty percent (50%) of more of the total combined equity interests in such organization.

3.  ADMINISTRATION

     The Plan shall be administered by the Committee, which shall consist of at least two directors of the Company chosen by the Board, each of whom is a "non-employee director" within the meaning of Rule 16(b)-3 of the Exchange Act. The Committee shall have the responsibility of construing and interpreting the Plan and of establishing and amending such rules and regulations, as it deems necessary or desirable for the proper administration of the Plan. Any decision or action taken or to be taken by the Committee, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall to the maximum extent permitted by applicable law, be within its absolute discretion (except as otherwise specifically provided herein) and shall be conclusive and binding upon all directors participating in the Plan and their successors in interest. Notwithstanding the foregoing, neither the Committee nor the Board shall have any discretion regarding whether an Eligible Director receives a Stock Option under Section 5, or except as expressly provided in this Plan, regarding the terms of any such Stock Option, including, without limitation, the timing of grant and the number of Common Shares subject to any such Stock Option.

4.  MAXIMUM AMOUNT OF SHARES AVAILABLE FOR AWARDS

  (a) SHARES AVAILABLE FOR ISSUANCE

     The maximum number of Common Shares in respect of which Awards may be made under the Plan shall be a total of 250,000 Common Shares. Common Shares may be made available from the authorized but unissued shares of the Company or from shares held in the Company's treasury and not reserved for some other purpose. Common Shares subject to any Award, which are cancelled or forfeited for any reasons without delivery of such Common Shares, shall again be available for award under this Plan.

  (b) ADJUSTMENT FOR CORPORATE TRANSACTIONS

     In the event that the Committee shall determine that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Shares, or other similar event affects the Common Shares such that an adjustment is required to preserve, or to prevent enlargement of, the benefits or potential benefits made available under this Plan, then the Committee may, in such manner as the Committee may deem equitable, (A) adjust any or all of (i) the number and kind of shares which thereafter may be awarded or optioned and sold under the Plan, (ii) the number and kind of Common Shares subject to outstanding Stock Options, and (iii) the grant, exercise or conversion price with respect to any of the foregoing, or (B) with respect to a person who has an outstanding Stock Option, make provisions for a cash payment of any extraordinary cash dividend or as an alternative means (in whole or in part) of affecting any adjustment deemed required by the Committee to preserve, or to prevent enlargement of, the benefits or potential benefits made available under this Plan with respect to such Option. However, in connection with any adjustment made hereunder, the number of shares subject to any Stock Option shall always be rounded to the nearest whole number.

5.  TERMS OF STOCK OPTIONS GRANTS

  (a) INITIAL GRANT

     An Initial Grant shall be made to (i) each Eligible Director as of the Effective Date of the Plan, and (ii) each Eligible Director who is first elected to the Board after the Effective Date of the Plan on the date of such first election (but not upon any subsequent elections of such Eligible Director). The exercise price per share of at the Initial Grant shall equal the Fair Market Value on the date of the grant.

  (b) ANNUAL GRANT

     An Annual Grant shall be made to each Eligible Director serving on the Board during the term of the Plan on the first business day of January of each year following the year in which such Eligible Director received an Initial Grant. The exercise price per share of the Annual Grant shall equal the Fair Market Value on the date of grant.

  (c) EXERCISE

     Each Stock Option shall become exercisable immediately upon grant and shall remain exercisable until the earlier to occur (i) the tenth anniversary date of grant or (ii) a time provided in Section 5(d) after the date the Eligible Director ceases to be a member of the Board. The Committee may impose such conditions with respect to the exercise of Stock Options, as it shall deem appropriate, including, without limitation, any conditions relating to the application of Federal or state securities laws. No shares shall be delivered pursuant to any exercise of Stock Option unless arrangements satisfactory to the Committee have been made to assure full payment of the option price therefore. Without limiting the generality of the foregoing, payment of the option price may be made in cash or its equivalent or, if and to the extent permitted by the Committee, by exchanging Common Shares owned by the optionee (which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Common Shares to the Company, values as of the date of such tender, is at least equal to such option price.

  (d) TERMINATION OF SERVICE

     A Stock Option shall be exercisable following the termination of an Eligible Director's participation on the Board only to the extent provided in this Section 5(d). If an eligible Director's participation on the Board terminates due to such director's death, disability, or Retirement with the consent of the Committee, all stock options shall be exercisable by such director or, in the case of death or disability, such director's estate or legal guardian, for the earlier of three years from the date of such termination or the expiration of the Stock Option term(s).

6.  CHANGE IN CONTROL

     In the event of a Change in Control, each Stock Option shall promptly be cancelled in exchange for a payment in cash of an amount equal to the excess of the Change in Control Price over the exercise price for such Stock Option.

7.  GENERAL PROVISIONS

  (a) WITHHOLDING

     Should an amount realized or recognized by an Eligible Director in connection with the exercise of a Stock Option subject the Company to tax withholding requirements under Federal, state, local or foreign law, such Eligible Director shall be required to make the necessary arrangements to satisfy the Company's obligations, if any, to withhold any tax with respect to such amount.

  (b) AWARDS

     Each Award hereunder shall be evidenced in writing. The written agreement shall be delivered to the Eligible Director and shall incorporate the terms of the Plan by reference and specify the terms and conditions thereof and any rules applicable thereto.

  (c) NONTRANSFERABILITY

     No Award shall be assignable or transferable except by will or the laws of descent and distribution, and except to the extent required by law, no right or interest of any Eligible Director shall be subject to any lien, obligation or liability of the Eligible Director; provided, however, Awards may be transferred to a member of the Eligible Director's immediate family or to a trust or similar vehicle for the benefit of such immediate family members (collectively, the "Permitted Transferees"). Except as otherwise expressly provided in this Plan, all rights with respect to Awards granted to an Eligible Director's lifetime only by such eligible Director or, if applicable, the Permitted Transferees.

  (d) CONSTRUCTION OF THE PLAN

     The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of New York without reference to its conflict of law rules.

  (e) EFFECTIVE DATE

     The Effective Date of this Plan is May 7, 2002. The Plan will become effective as of that date provided that the Plan receives the approval, within 12 months of its approval by the board, of the holders of a majority of the outstanding Common Shares entitled to vote, if required. If such approval is required, and is not forthcoming, the Plan and all Awards shall be null and void. No Awards may be granted under the Plan after May 6, 2012.

                                                                             EDO
                                                                     CORPORATION
                                                 60 East 42nd Street, Suite 5010
                                                              New York, NY 10165
                                                                    212-716-2000
       Neil A. Armstrong
     Chairman of the Board
                                                                  March 21, 2002
Dear Fellow Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders of your Company, which will be held in the JPMorganChase Conference Center, 11th floor, 270 Park Avenue, New York, New York at 11:00 A.M., on May 7, 2002.

         In addition to the five proposals on the agenda for the meeting, your management will report on the activities of the Company during the past year and provide a discussion period to give you an opportunity to ask questions concerning the Company's business and its operations.

         Whether you do or do not plan to attend the meeting, it is important that your shares be represented. Regardless of the number of shares you own, you are encouraged to promptly sign and mail the proxy below. This will aid the Company in avoiding the expense of additional proxy solicitation, and will not affect your right to vote in person, in the event you attend the meeting. Thank you for your cooperation.


                                               Sincerely,

                                                /s/ Neil A. Armstrong

                             EVERY VOTE IS IMPORTANT

              PLEASE SIGN, DATE AND MAIL YOUR PROXY IN THE ENVELOPE
                          PROVIDED AS SOON AS POSSIBLE.

         YOUR PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE
                          EVENT YOU ATTEND THE MEETING.

               *Please Detach and Mail in the Envelope Provided*

        PLEASE MARK YOUR
A  [X]  VOTES AS IN THIS
        EXAMPLE.


    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4 AND 5.

                                                FOR
                                      all nominees (except as       WITHHOLD
                                         indicated below)       for all nominees
PROPOSAL 1
To elect three directors of the
Company for terms expiring at                   [ ]                   [ ]
the 2005 Annual Meeting

NOMINEES:
      Robert M. Hanisee
      Ronald L. Leach
      George A. Strutz, Jr.

(INSTRUCTION: TO WITHHOLD AUTHORITY
TO VOTE FOR ANY INDIVIDUAL NOMINEE,
WRITE THAT NOMINEE'S NAME IN THE
SPACE PROVIDED BELOW.)

-----------------------------------

                                           FOR           AGAINST         ABSTAIN
PROPOSAL 2
  To approve the adoption of the
  EDO Corporation 2002 Long-Term           [ ]             [ ]             [ ]
  Incentive Plan;

PROPOSAL 3
  To approve the adoption of the
  EDO Corporation 2002 Non-Employee        [ ]             [ ]             [ ]
  Director Stock Option Plan;

PROPOSAL 4
  To approve an amendment to the
  certificate of incorporation to          [ ]             [ ]             [ ]
  increase the number of authorized
  common shares; and

PROPOSAL 5
  To ratify the appointment of
  Ernst & Young LLP, certified             [ ]             [ ]             [ ]
  public accountants as independent
  auditors for the Company for 2002.

and to transact such other business as may properly come before the meeting or any adjournment or postponements thereof. Only shareholders of record at the close of business on March 8, 2002 will be entitled to notice of and to vote at the annual meeting.


I plan to attend the meeting.  [ ]

SIGN, DATE AND MAIL YOUR PROXY TODAY.


Signature(s) of Shareholder(s)_________________________ Dated: ___________, 2002

IMPORTANT: Please sign exactly as your name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. Each joint owner should sign.

                                 EDO CORPORATION
             ANNUAL MEETING OF SHAREHOLDERS - TUESDAY, MAY 7, 2002
 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF EDO CORPORATION.

         The undersigned hereby appoints WILLIAM J. FROST and DARRELL L. REED, and each of them, the proxies and agents of the undersigned, each with power of substitution, to vote all Common Shares of EDO Corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held in the JPMorganChase Conference Center, 11th floor, 270 Park Avenue, New York, New York on Tuesday, May 7, 2002 at 11:00 A.M., New York time, and at any adjournment thereof, with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting and hereby ratifying and confirming all that said proxies and agents or their substitutes or any of them may lawfully do by virtue hereof, upon the following matters, as described in the EDO Corporation Proxy Statement, receipt of which is hereby acknowledged, and in their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

           (CONTINUED, AND TO BE DATED AND SIGNED ON THE OTHER SIDE.)

                                HSBC Bank U.S.A.
                        Trustee Under the EDO Corporation
                          Employee Stock Ownership Plan

                                                                  March 21, 2002
To:   All Participants in the
      EDO Corporation Employee Stock Ownership Plan (ESOP)

Enclosed you will find a copy of EDO Corporation's 2001 Annual Report to Shareholders and a Notice of Annual Meeting and Proxy Statement for EDO's 2002 Annual Meeting of Shareholders. Below is a Voting Instruction Card for the ESOP. As a participant in the ESOP, you are entitled to instruct the undersigned to vote the EDO Common Shares credited to your ESOP account as of March 8, 2002.

If you do not return the ESOP Voting Instruction Card, the undersigned will vote the ESOP Common Shares credited or allocable to your account in the same relative proportions as the shares for which instructions are received.

Please complete, date and sign the Voting Instruction Card and return the Card in the enclosed envelope. No postage is required if mailed in the United States. Your voting instructions will not be disclosed to EDO.

The Voting Instruction Card is not a proxy. If you own EDO Common Shares otherwise than under the ESOP, those other shares may be voted in person at the Annual Meeting or by completing, dating, signing and returning the separate proxy card which will be supplied to you by EDO Corporation.


Very truly yours,

HSBC BANK USA
as Trustee under the EDO Corporation
Employee Stock Ownership Plan



               *Please Detach and Mail in the Envelope Provided*





          PLEASE MARK
A  [X]    YOUR VOTES AS
          IN THIS EXAMPLE.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4 AND 5.

                                                 FOR
                                       all nominees (except as      WITHHOLD
                                          indicated below)      for all nominees
PROPOSAL 1
To elect three directors of the
Company for terms expiring at                    [ ]                  [ ]
the 2005 Annual Meeting

NOMINEES:
      Robert M. Hanisee
      Ronald L. Leach
      George A. Strutz, Jr.

(INSTRUCTION: TO WITHHOLD AUTHORITY
TO VOTE FOR ANY INDIVIDUAL NOMINEE,
WRITE THAT NOMINEE'S NAME IN THE
SPACE PROVIDED BELOW.)

-------------------------------------

                                            FOR          AGAINST         ABSTAIN
PROPOSAL 2
To approve the adoption of the
EDO Corporation 2002 Long-Term              [ ]            [ ]             [ ]
Incentive Plan;

PROPOSAL 3
To approve the adoption of the
EDO Corporation 2002 Non-Employee           [ ]            [ ]             [ ]
Director Stock Option Plan;

PROPOSAL 4
To approve an amendment to the
certificate of incorporation to             [ ]            [ ]             [ ]
increase the number of authorized
common shares; and

PROPOSAL 5
To ratify the appointment of
Ernst & Young LLP, certified public         [ ]            [ ]             [ ]
accountants as independent auditors
for the Company for 2002.

and to transact such other business as may properly come before the meeting or any adjournment or postponements thereof. Only shareholders of record at the close of business on March 8, 2002 will be entitled to notice of and to vote at the annual meeting.

I plan to attend the meeting.   [ ]

SIGN, DATE AND MAIL YOUR PROXY TODAY.


Signature(s) of Shareholder(s)____________________________ Dated: ________, 2002

IMPORTANT: Please sign exactly as your name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. Each joint owner should sign.

                                HSBC BANK U.S.A.
                      AS TRUSTEE UNDER THE EDO CORPORATION
                          EMPLOYEE STOCK OWNERSHIP PLAN
                               VOTING INSTRUCTIONS

The undersigned hereby instructs HSBC Bank U.S.A., as Trustee, to vote or cause to be voted all Common Shares of EDO Corporation, which were credited as of March 8, 2002, to the account of the undersigned under the EDO Corporation Employee Stock Ownership Plan, at the Annual Meeting of Shareholders on May 7, 2002 and at any adjournment thereof, upon the following matters, as described in the EDO Corporation Proxy Statement, receipt of which is hereby acknowledged, and in the discretion of the Trustee or any duly appointed proxy agent of the Trustee, upon such other business as may properly come before the meeting or any adjournment thereof.

(CONTINUED, AND TO BE DATED AND SIGNED ON THE OTHER SIDE.)